UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 27, 2015

Chevron Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-00368	94-0890210
(State or other jurisdiction of incorporation )	(Commission File Number)	(I.R.S. Employer Identification No.)

6001 Bollinger Canyon Road, San Ramon, CA	94583
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (925) 842-1000

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

(a)	The 2015 Annual Meeting of Stockholders of Chevron Corporation (“Chevron”) was held on Wednesday, May 27, 2015.

(b) Chevron stockholders voted on the matters set forth below, with final voting results indicated. For the election of Directors in an uncontested election, each nominee who received a majority of votes cast (i.e., the number of shares voted for exceeded the number of shares voted against, excluding abstentions) was elected a Director. All other items were approved if the number of shares voted for exceeded the number of shares voted against, excluding abstentions.

(1)	All nominees for election to the Chevron Board of Directors (“Board”) were elected, each for a one-year term, based upon the following votes:

Nominee	Votes For		Votes Against	Abstentions	Broker Non-Votes
A.B. Cummings Jr.	1,275,237,912	99.1%	11,830,107	6,658,964	324,390,183
L.F. Deily	1,237,428,045	98.9%	13,688,512	6,610,696	324,390,183
R.E. Denham	1,249,640,843	97.1%	37,524,232	6,562,178	324,390,183
A.P. Gast	1,276,532,513	99.2%	10,669,256	6,525,484	324,390,183
E. Hernandez Jr.	1,258,721,402	97.8%	28,194,095	6,811,756	324,390,183
J.M. Huntsman Jr.	1,271,541,914	98.8%	15,942,189	6,243,150	324,390,183
C.W. Moorman	1,273,946,633	99.0%	13,221,038	6,559,582	324,390,183
J.G. Stumpf	1,252,882,643	97.4%	33,994,655	6,849,955	324,390,183
R.D. Sugar	1,248,423,142	97.0%	37,986,789	7,317,322	324,390,183
I.G. Thulin	1,273,688,765	99.0%	13,282,942	6,755,546	324,390,183
C. Ware	1,252,726,940	97.3%	34,409,982	6,590,331	324,390,183
J.S. Watson	1,230,634,922	97.1%	37,211,823	25,880,508	324,390,183

(2)	The Board’s proposal to ratify the appointment of PricewaterhouseCoopers LLP as Chevron’s independent registered public accounting firm for 2015 was approved based upon the following votes:

Votes For	1,595,508,829	99.0%
Votes Against	15,598,635	1.0%
Abstentions	7,009,972
Broker Non-Votes	Brokers were permitted to cast stockholder non-votes (i.e., uninstructed shares) at their discretion on this proposal item and such non-votes are reflected in the votes for or against or abstentions.

(3)	The Board’s proposal for stockholders to approve, on an advisory basis, the compensation of Chevron’s named executive officers was approved based upon the following votes:

Votes For	1,205,401,116	94.1%
Votes Against	75,946,121	5.9%
Abstentions	12,381,498
Broker Non-Votes	324,390,183

(4)	The stockholder proposal regarding corporate charitable contributions was not approved based upon the following votes:

Votes For	53,259,045	4.5%
Votes Against	1,136,717,828	95.5%
Abstentions	103,750,380
Broker Non-Votes	324,390,183

(5)	The stockholder proposal regarding lobbying was not approved based upon the following votes:

Votes For	337,251,519	27.9%
Votes Against	871,662,040	72.1%
Abstentions	84,813,694
Broker Non-Votes	324,390,183

(6)	The stockholder proposal regarding the use of corporate funds for political purposes was not approved based upon the following votes:

Votes For	44,788,286	3.6%
Votes Against	1,197,044,859	96.4%
Abstentions	51,894,108
Broker Non-Votes	324,390,183

(7)	The stockholder proposal regarding a dividend policy was not approved based upon the following votes:

Votes For	40,738,831	3.2%
Votes Against	1,225,537,812	96.8%
Abstentions	27,450,610
Broker Non-Votes	324,390,183

(8)	The stockholder proposal regarding greenhouse gas emissions was not approved based upon the following votes:

Votes For	96,444,640	8.2%
Votes Against	1,085,379,460	91.8%
Abstentions	111,903,153
Broker Non-Votes	324,390,183

(9)	The stockholder proposal regarding shale energy operations was not approved based upon the following votes:

Votes For	318,008,587	26.8%
Votes Against	870,141,217	73.2%
Abstentions	105,577,449
Broker Non-Votes	324,390,183

(10)	The stockholder proposal regarding proxy access was approved based upon the following votes:

Votes For	708,419,594	55.3%
Votes Against	571,606,250	44.7%
Abstentions	13,701,409
Broker Non-Votes	324,390,183

(11)	The stockholder proposal regarding an independent chairman was not approved based upon the following votes:

Votes For	275,719,271	21.5%
Votes Against	1,007,443,127	78.5%
Abstentions	10,564,855
Broker Non-Votes	324,390,183

(12)	The stockholder proposal regarding an independent director with environmental expertise was not approved based upon the following votes:

Votes For	235,864,957	19.9%
Votes Against	951,626,249	80.1%
Abstentions	106,236,047
Broker Non-Votes	324,390,183

(13)	The stockholder proposal regarding special meetings was not approved based upon the following votes:

Votes For	387,844,660	30.3%
Votes Against	892,392,897	69.7%
Abstentions	13,489,696
Broker Non-Votes	324,390,183

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHEVRON CORPORATION
Dated: June 2, 2015	By	/S/ RICK E. HANSEN
Rick E. Hansen,
Assistant Secretary and Managing Counsel, Corporate Governance